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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated February 3, 1998 included in XOMA Corporation's Form 10-K/A for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.

                                    ARTHUR ANDERSEN LLP

San Francisco, California
November 24, 1998